Exhibit 99.2

FBR Securitization Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,948	491,912,588.38	88.36	7.669	616	81.15
Fixed	469	64,812,905.10	11.64	7.362	637	76.13

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

15 Year Fixed	33	3,708,551.96	0.67	7.129	648	70.66
20 Year Fixed	25	2,226,211.15	0.40	7.427	642	68.04
2/28 ARM	2,467	404,719,376.47	72.70	7.789	607	81.00
2/28 ARM - IO - 60 month	286	61,572,869.04	11.06	6.847	666	80.59
30 Year Fixed	395	56,070,195.03	10.07	7.410	635	77.05
3/27 ARM	156	18,587,091.08	3.34	7.973	613	85.92
3/27 ARM - IO - 60 month	21	3,833,239.27	0.69	7.141	669	79.79
5/25 ARM	8	1,170,155.40	0.21	7.667	653	92.70
5/25 ARM - IO - 60 month	9	1,696,078.39	0.30	6.936	656	78.40
6 Month ARM	1	333,778.73	0.06	6.500	752	83.75
Fixed 10yr	4	359,468.91	0.06	6.769	637	60.15
Fixed 25yr	1	65,834.94	0.01	7.990	590	80.00
Fixed 30yr - IO - 60 month	11	2,382,643.11	0.43	6.626	671	72.90

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1st	3,417	556,725,493.48	100.00	7.633	618	80.56

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV

Interest Only	327	69,484,829.81	12.48	6.858	666	80.23
Non-Interest Only	3,090	487,240,663.67	87.52	7.744	611	80.61

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	89	4,055,635.85	0.73	8.423	589	73.05
50,000.01 - 100,000.00	775	59,823,092.78	10.75	8.076	608	80.96
100,000.01 - 150,000.00	934	116,781,804.99	20.98	7.772	619	81.42
150,000.01 - 200,000.00	660	115,122,276.93	20.68	7.633	618	81.30
200,000.01 - 250,000.00	424	94,596,355.47	16.99	7.536	617	79.19
250,000.01 - 300,000.00	279	76,416,230.25	13.73	7.435	615	80.15
300,000.01 - 350,000.00	167	53,833,976.04	9.67	7.364	621	80.65
350,000.01 - 400,000.00	53	19,520,832.76	3.51	7.395	637	81.19
400,000.01 - 450,000.00	19	8,232,305.77	1.48	7.111	652	79.85
450,000.01 - 500,000.00	12	5,622,909.64	1.01	7.689	622	79.09
500,000.01 - 550,000.00	4	2,127,542.52	0.38	8.573	640	71.57
550,000.01 - 600,000.00	1	592,530.48	0.11	6.999	654	80.00

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

Min: $24,538.07
Max: $592,530.48
Average: $162,928.15

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	189,310.96	0.03	4.990	783	57.51
5.001 - 5.500	8	1,873,651.31	0.34	5.431	716	71.14
5.501 - 6.000	87	19,437,047.59	3.49	5.914	684	71.80
6.001 - 6.500	195	38,065,376.60	6.84	6.378	667	77.83
6.501 - 7.000	630	116,718,678.13	20.97	6.882	652	79.34
7.001 - 7.500	567	94,546,733.24	16.98	7.346	628	80.51
7.501 - 8.000	856	137,565,749.51	24.71	7.847	605	81.63
8.001 - 8.500	410	61,145,709.62	10.98	8.334	584	83.00
8.501 - 9.000	416	56,876,033.77	10.22	8.819	570	82.86
9.001 - 9.500	127	16,169,831.66	2.90	9.322	564	82.32
9.501 - 10.000	93	11,273,600.13	2.02	9.850	559	79.23
10.001 - 10.500	14	1,517,792.47	0.27	10.410	547	78.36
10.501 - 11.000	10	972,928.21	0.17	10.814	562	85.58
11.001 - 11.500	1	86,328.33	0.02	11.125	565	95.00
11.501 - 12.000	2	286,721.95	0.05	11.782	671	89.33

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

Min: 4.990%
Max: 11.990%
Weighted Average: 7.633%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	2	89,152.82	0.02	9.403	506	12.54
15.01 - 20.00	4	346,935.96	0.06	7.437	654	18.41
20.01 - 25.00	4	353,971.37	0.06	7.014	572	22.91
25.01 - 30.00	16	1,513,801.57	0.27	7.230	615	27.90
30.01 - 35.00	9	1,230,060.06	0.22	7.513	637	32.95
35.01 - 40.00	19	2,089,470.53	0.38	7.065	602	38.68
40.01 - 45.00	25	3,306,482.09	0.59	7.787	572	42.90
45.01 - 50.00	34	4,537,642.68	0.82	7.173	594	48.15
50.01 - 55.00	40	7,038,067.55	1.26	7.350	598	53.15
55.01 - 60.00	78	14,037,623.42	2.52	7.673	588	57.85
60.01 - 65.00	104	17,943,882.77	3.22	7.623	590	63.39
65.01 - 70.00	124	21,968,358.04	3.95	7.684	591	68.66
70.01 - 75.00	207	34,433,693.49	6.19	7.729	593	74.21
75.01 - 80.00	1,277	214,047,421.34	38.45	7.319	646	79.79
80.01 - 85.00	545	92,637,528.76	16.64	7.884	587	84.61
85.01 - 90.00	573	95,052,166.15	17.07	7.930	607	89.50
90.01 - 95.00	130	19,272,087.88	3.46	7.932	622	94.57
95.01 - 100.00	226	26,827,147.00	4.82	8.050	643	99.88

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

Min: 10.87%
Max: 100.00%
Weighted Average: 80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	2	89,152.82	0.02	9.403	506	12.54
15.01 - 20.00	4	346,935.96	0.06	7.437	654	18.41
20.01 - 25.00	4	353,971.37	0.06	7.014	572	22.91
25.01 - 30.00	15	1,311,801.57	0.24	7.465	601	27.61
30.01 - 35.00	9	1,230,060.06	0.22	7.513	637	32.95
35.01 - 40.00	19	2,089,470.53	0.38	7.065	602	38.68
40.01 - 45.00	26	3,508,482.09	0.63	7.667	579	42.14
45.01 - 50.00	33	4,489,243.90	0.81	7.180	593	48.17
50.01 - 55.00	40	7,038,067.55	1.26	7.350	598	53.15
55.01 - 60.00	77	13,920,915.23	2.50	7.657	589	57.85
60.01 - 65.00	104	17,943,882.77	3.22	7.623	590	63.39
65.01 - 70.00	123	21,558,448.63	3.87	7.693	591	68.60
70.01 - 75.00	201	33,429,477.53	6.00	7.741	592	74.27
75.01 - 80.00	418	70,805,753.42	12.72	7.625	605	79.35
80.01 - 85.00	492	86,259,205.19	15.49	7.854	588	84.60
85.01 - 90.00	583	98,232,024.53	17.64	7.895	608	88.90
90.01 - 95.00	239	38,292,825.21	6.88	7.763	627	87.96
95.01 - 100.00	1,022	154,992,557.53	27.84	7.324	662	83.52
100.01 >=	6	833,217.59	0.15	7.047	672	90.00

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

Min: 10.87%
Max: 115.00%
Weighted Average: 85.76%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

<= 0	8	1,032,282.63	0.19	8.166	0	54.47
461 - 480	2	208,825.46	0.04	8.763	479	67.91
481 - 500	22	3,148,061.66	0.57	8.424	498	72.70
501 - 520	267	40,965,833.58	7.36	8.512	511	76.23
521 - 540	327	49,954,668.21	8.97	8.266	531	79.99
541 - 560	271	43,247,759.72	7.77	8.076	549	80.19
561 - 580	242	38,112,143.92	6.85	8.039	570	80.61
581 - 600	299	47,474,542.48	8.53	7.814	591	81.30
601 - 620	311	48,079,160.75	8.64	7.634	611	81.21
621 - 640	393	67,330,548.56	12.09	7.433	630	82.45
641 - 660	352	62,352,883.52	11.20	7.260	650	80.93
661 - 680	308	52,705,951.82	9.47	7.193	670	80.66
681 - 700	241	40,637,656.43	7.30	7.190	691	81.66
701 - 720	141	22,710,759.96	4.08	7.180	709	80.75
721 - 740	100	16,801,691.53	3.02	7.057	731	80.82
741 - 760	63	10,379,800.65	1.86	6.784	749	80.23
761 - 780	51	8,111,840.98	1.46	7.089	769	82.96
781 - 800	16	2,835,110.08	0.51	6.763	787	74.92
801 - 820	3	635,971.54	0.11	7.018	813	82.74

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

Min: 479
Max: 817
Weighted Average: 618

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Original Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

120	4	359,468.91	0.06	6.769	637	60.15
180	33	3,708,551.96	0.67	7.129	648	70.66
240	25	2,226,211.15	0.40	7.427	642	68.04
300	1	65,834.94	0.01	7.990	590	80.00
360	3,354	550,365,426.52	98.86	7.638	618	80.70

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

Min: 120
Max: 360
Weighted Average: 358

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,559	275,586,774.80	49.50	7.590	638	77.92
Full	1,652	243,066,913.37	43.66	7.715	596	83.58
12 mo Bank Statements	190	35,352,120.40	6.35	7.405	615	80.76
6 mo Bank Statements	16	2,719,684.91	0.49	7.705	606	76.08

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

OwnerOcc	3,011	490,111,540.93	88.03	7.606	612	80.67
Rental	355	58,396,650.29	10.49	7.847	659	78.88
2nd Home	51	8,217,302.26	1.48	7.735	685	86.39

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

CashOut Refi	2,162	377,258,400.37	67.76	7.655	601	79.52
Purchase	1,164	164,226,597.93	29.50	7.583	656	83.07
NoCash Refi	87	14,534,517.65	2.61	7.620	624	79.40
Const-Perm	4	705,977.53	0.13	8.188	604	78.29

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,410	370,031,219.82	66.47	7.687	609	80.75
Duplex	282	58,689,305.22	10.54	7.418	639	78.38
PUD	295	49,299,291.26	8.86	7.629	615	81.95
Condo	259	38,457,817.04	6.91	7.438	654	82.29
3-4 Unit	131	34,367,246.59	6.17	7.643	646	77.99
Townhouse	31	4,668,984.97	0.84	7.753	599	83.25
Modular	8	1,150,705.25	0.21	7.264	612	82.78
Manufactured	1	60,923.33	0.01	8.150	629	75.00

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	3,045	499,589,947.05	89.74	7.557	625	81.68
B	195	29,695,442.66	5.33	8.220	547	74.46
C	177	27,440,103.77	4.93	8.386	559	66.91

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV

0	855	131,521,803.68	23.62	7.918	608	80.98
6	77	11,473,643.63	2.06	7.664	626	81.45
12	427	90,767,113.60	16.30	7.304	634	78.23
18	23	4,716,429.60	0.85	7.343	616	80.01
24	1,372	218,964,654.92	39.33	7.612	616	80.65
30	46	6,721,879.41	1.21	7.670	584	76.99
36	617	92,559,968.64	16.63	7.612	623	82.23

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

Loans with Penalty: 76.38%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	389	83,246,795.86	14.95	7.400	616	75.53
New York	309	64,970,588.70	11.67	7.296	626	76.08
Florida	360	52,587,151.18	9.45	7.663	625	82.09
Illinois	280	51,911,893.94	9.32	7.539	621	82.02
New Jersey	137	30,606,890.03	5.50	7.703	619	80.72
Maryland	122	23,396,438.11	4.20	7.886	610	81.19
Georgia	177	23,068,117.43	4.14	7.888	609	82.99
Virginia	99	19,358,510.67	3.48	7.632	640	81.71
Nevada	81	15,929,459.53	2.86	7.254	639	79.22
Massachusetts	67	15,516,754.95	2.79	7.494	619	79.71
Texas	153	14,236,320.89	2.56	7.752	617	81.45
Connecticut	82	13,282,191.02	2.39	7.651	634	81.27
Michigan	84	11,286,220.40	2.03	8.178	600	87.25
Arizona	77	10,742,487.79	1.93	7.712	608	81.65
Washington	63	10,410,575.03	1.87	7.508	622	81.90
Alabama	92	9,388,325.62	1.69	8.149	613	85.95
Missouri	86	9,271,205.89	1.67	8.387	585	83.68
Colorado	56	9,012,480.50	1.62	7.275	628	83.07
Indiana	82	8,013,335.64	1.44	8.079	601	86.94
Pennsylvania	55	7,768,414.61	1.40	7.912	588	82.46
Oregon	46	7,564,939.67	1.36	7.338	645	81.17
Minnesota	29	5,195,545.95	0.93	7.464	626	84.50
North Carolina	51	5,003,604.17	0.90	8.272	599	83.75
Rhode Island	26	4,879,118.91	0.88	7.600	632	81.33
Kansas	40	4,164,750.12	0.75	7.983	595	84.13
Tennessee	43	4,013,599.35	0.72	8.162	578	85.26
New Mexico	36	3,819,526.45	0.69	8.009	626	82.34
Wisconsin	29	3,624,159.54	0.65	7.985	616	84.15
Ohio	26	3,493,355.75	0.63	8.066	600	81.37
Utah	28	3,489,399.17	0.63	7.623	625	85.32
Kentucky	29	3,088,119.03	0.55	8.294	577	90.22
New Hampshire	12	2,530,185.74	0.45	7.831	592	80.82
Maine	14	2,449,984.30	0.44	7.463	613	80.20
Delaware	18	2,370,295.73	0.43	7.632	599	84.13
Idaho	19	2,042,849.51	0.37	7.947	604	85.68
Arkansas	20	1,945,621.30	0.35	7.926	610	89.44
Nebraska	15	1,754,815.65	0.32	8.343	598	82.19
Louisiana	13	1,679,603.50	0.30	7.905	611	87.04
Vermont	8	1,625,241.71	0.29	8.019	630	80.29
South Carolina	14	1,481,649.29	0.27	8.472	581	85.95
District of Columbia	5	1,156,711.31	0.21	7.898	591	79.08
West Virginia	10	921,667.15	0.17	8.502	627	82.36
Oklahoma	8	916,964.35	0.16	7.735	621	83.69
Hawaii	4	830,746.47	0.15	7.504	586	57.21
Iowa	7	804,645.26	0.14	8.534	603	87.45
Mississippi	6	766,411.70	0.14	8.326	609	86.66
Montana	6	581,469.48	0.10	8.072	587	85.36
Wyoming	2	213,065.43	0.04	8.069	577	80.00
South Dakota	1	168,000.00	0.03	6.750	690	80.00
North Dakota	1	145,289.70	0.03	7.750	639	80.00

Total:	3,417	556,725,493.48	100.00	7.633	618	80.56

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	5	1,316,365.50	0.27	5.751	720	80.22
12.501 - 13.000	59	13,510,005.73	2.75	5.926	681	76.58
13.001 - 13.500	147	29,608,059.98	6.02	6.383	667	79.49
13.501 - 14.000	537	102,134,295.30	20.76	6.884	653	79.84
14.001 - 14.500	506	85,722,696.08	17.43	7.344	625	80.72
14.501 - 15.000	762	125,731,995.67	25.56	7.846	603	81.72
15.001 - 15.500	359	55,384,156.21	11.26	8.337	583	83.46
15.501 - 16.000	361	51,205,168.00	10.41	8.820	570	82.76
16.001 - 16.500	112	14,774,667.09	3.00	9.327	561	82.52
16.501 - 17.000	80	10,031,304.70	2.04	9.844	556	78.96
17.001 - 17.500	10	1,292,080.04	0.26	10.436	542	76.89
17.501 - 18.000	7	828,743.80	0.17	10.798	558	85.12
18.001 - 18.500	1	86,328.33	0.02	11.125	565	95.00
18.501 - 19.000	2	286,721.95	0.06	11.782	671	89.33

Total:	2,948	491,912,588.38	100.00	7.669	616	81.15

Min: 12.490%
Max: 18.990%
Weighted Average: 14.668%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	4	982,586.77	0.20	5.496	709	79.02
5.501 - 6.000	59	13,510,005.73	2.75	5.926	681	76.58
6.001 - 6.500	148	29,941,838.71	6.09	6.384	667	79.54
6.501 - 7.000	537	102,134,295.30	20.76	6.884	653	79.84
7.001 - 7.500	506	85,722,696.08	17.43	7.344	625	80.72
7.501 - 8.000	762	125,731,995.67	25.56	7.846	603	81.72
8.001 - 8.500	359	55,384,156.21	11.26	8.337	583	83.46
8.501 - 9.000	361	51,205,168.00	10.41	8.820	570	82.76
9.001 - 9.500	112	14,774,667.09	3.00	9.327	561	82.52
9.501 - 10.000	80	10,031,304.70	2.04	9.844	556	78.96
10.001 - 10.500	10	1,292,080.04	0.26	10.436	542	76.89
10.501 - 11.000	7	828,743.80	0.17	10.798	558	85.12
11.001 - 11.500	1	86,328.33	0.02	11.125	565	95.00
11.501 - 12.000	2	286,721.95	0.06	11.782	671	89.33

Total:	2,948	491,912,588.38	100.00	7.669	616	81.15

Min: 5.490%
Max: 11.990%
Weighted Average (>0): 7.669%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	10	1,865,444.51	0.38	7.241	605	83.44
1.500	2,938	490,047,143.87	99.62	7.671	616	81.14

Total:	2,948	491,912,588.38	100.00	7.669	616	81.15

Min: 1.000%
Max: 1.500%
Weighted Average: 1.498%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	3,417 records
Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	10	1,865,444.51	0.38	7.241	605	83.44
1.500	2,938	490,047,143.87	99.62	7.671	616	81.14

Total:	2,948	491,912,588.38	100.00	7.669	616	81.15

Min: 1.000%
Max: 1.500%
Weighted Average: 1.498%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	1	520,000.00	0.11	6.875	666	80.00
3.501 - 4.000	6	1,548,966.70	0.31	6.385	672	81.90
4.001 - 4.500	116	23,018,447.99	4.68	6.665	658	80.04
4.501 - 5.000	283	54,705,350.63	11.12	6.958	641	81.00
5.001 - 5.500	394	77,524,796.69	15.76	6.869	655	79.89
5.501 - 6.000	469	80,556,605.81	16.38	7.249	629	79.78
6.001 - 6.500	582	97,136,317.20	19.75	7.774	604	81.07
6.501 - 7.000	443	68,128,792.21	13.85	8.151	593	83.04
7.001 - 7.500	363	51,957,727.62	10.56	8.705	574	82.95
7.501 - 8.000	171	21,938,419.17	4.46	9.055	567	83.77
8.001 - 8.500	86	11,125,188.94	2.26	9.711	564	77.72
8.501 - 9.000	22	2,367,730.71	0.48	10.111	562	80.22
9.001 - 9.500	8	958,582.25	0.19	10.701	553	85.78
9.501 - 10.000	2	138,940.51	0.03	11.074	549	93.11
10.001 - 10.500	2	286,721.95	0.06	11.782	671	89.33

Total:	2,948	491,912,588.38	100.00	7.669	616	81.15

Min (>0): 3.310%
Max: 10.490%
Weighted Average (>0): 6.150%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.